             INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON
                           WASHINGTON BANKING COMPANY
                             NO PAR VALUE PER SHARE

     This certifies that ____________________________________ is the owner of
________________________________ Shares of the Capital Stock of

                           WASHINGTON BANKING COMPANY

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Attested:      this _______ day of ___________ A.D. __


-----------------------------------      -------------------------------------
                  SECRETARY/CASHIER                                  PRESIDENT
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                  CERTIFICATE FOR SHARES OF THE CAPITAL STOCK
                           WASHINGTON BANKING COMPANY

                                   ISSUED TO



                                     DATE



     For Value Received ____ hereby sell, assign and transfer unto_________ ____________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ________________________________________
_________________________________________________________________ Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.
     Dated _________________________________________________________________
               In presence of ______________________________________________


                                                       NOTICE: THE SIGNATURE
                                                       OF THIS ASSIGNMENT MUST
                                                       CORRESPOND WITH THE NAME
                                                       AS WRITTEN UPON THE FACE
                                                       OF THE CERTIFICATE IN
                                                       EVERY PARTICULAR, WITHOUT
                                                       ALTERATION OR ENLARGEMENT
                                                       OR ANY CHANGE WHATEVER.